                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                  VOXWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

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[LOGO] VOXWARE (The Voice of e-logistics)


Lawrenceville Office Park
P.O. Box 5363
Princeton, NJ 08543-5363                                          June 16, 2003

(609) 514-4100
(609) 514-4103

vox@voxware.com


                            RECAPITALIZATION PROPOSED
                          YOUR VOTE IS VERY IMPORTANT!
              ====================================================


Dear Fellow Stockholders:

You have previously received proxy material in connection with our annual meeting of stockholders to be held on Tuesday, June 24, 2003. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

At this meeting you are being asked, among other things, to approve a recapitalization of Voxware's capital stock as more fully described in the proxy statement that was previously mailed to you. Your Board of Directors believes this recapitalization to be in the best interests of Voxware and its stockholders, and unanimously recommends you vote FOR the proposal.

WE NEED YOUR SUPPORT! Approval of this recapitalization proposal requires an affirmative vote from a majority of the outstanding shares. Accordingly, if you do not vote, it is as if you are opposing this proposal. Your broker allows you to vote your shares telephonically or via the internet if you wish. Follow the instructions on the enclosed voting form to cast your proxy. Remember, YOUR BROKER CANNOT VOTE YOUR SHARES UNTIL YOU INSTRUCT HIM OR HER TO DO SO.

YOU MAY VOTE FOLLOWING ONE OF THE FOLLOWING METHODS:
----------------------------------------------------

o Call the toll-free 800# on the voting form included in this package. This call will not cost you anything. Using your 12-digit control number located on the voting form, cast your proxy.
o Vote over the internet at www.proxyvote.com using the 12-digit control number located on the voting form.
o Sign the proxy and mail it back in the enclosed postage-paid envelope prior to the meeting date.

Thank you in advance for your support.

                                          Very truly yours,

                                          /s/ Bathsheba J. Malsheen

                                          Bathsheba J. Malsheen, Ph.D.
                                          President and Chief Executive Officer